SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           December 20, 1996
                            Date of Report
                  (Date of Earliest Event Reported)

                          MILLER PETROLEUM, INC.
       (Exact Name of Registrant as Specified in its Charter)

     Delaware              33-2249-FW            75-2072206
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)


                       3651 Baker Highway
                 Huntsville, Tennessee  37756
           (Address of Principal Executive Offices)


                  Registrant's Telephone Number
                           (423) 663-9457

                     Triple Chip Systems, Inc.
                 1787 East Ft. Union Blvd., #106
                    Salt Lake City, Utah  84121
 (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.

          (a)  Pursuant to an Agreement and Plan of Reorganization dated
December 20, 1996 (the   Plan  ), between the Registrant; Miller Petroleum,
Inc., a Tennessee corporation ( Miller Petroleum Tennessee ); and the stockholders of Miller Petroleum Tennessee (sometimes collectively called the Miller Petroleum Tennessee Stockholders ), the Miller Petroleum Tennessee Stockholders became the controlling stockholders of the Registrant in a transaction viewed as a reverse acquisition, and Miller Petroleum Tennessee became a wholly-owned subsidiary of the Registrant. The Plan was treated as a purchase for accounting purposes.

          The Plan was adopted, ratified and approved by the Board of Directors of the Registrant; stockholder approval was not required.

          The former principal stockholders of the Registrant and their percentage of ownership of the outstanding voting securities of the Registrant prior to the completion of the Plan were:

                                             Amount and Nature         Percent
                                               of Beneficial             of
     Name                    Title               Ownership             Class

Ronald M. Ames           Stockholder                   28,131             7%

Jenson Services, Inc.*   Stockholder                  250,000            60%

Harold T. Jenson*        Former Secretary/              1,250              .3%
                         Treasurer and
                         Director

Jeffrey D. Jenson*       Former President               1,250              .3%
                         and Director

Richell V. Jenson*       Former Vice President          1,250              .3%
                         and Director

Richard S. Pollack       Stockholder                   28,131             7%

Technology Exchange,     Stockholder                   55,806            13%
Inc.

          * Jeffrey D. Jenson is the first cousin of Harold T. Jenson; Richell V. Jenson is married to Harold T. Jenson; and Jeffrey D. Jenson is employed by Jenson Services, Inc., which is a financial consulting firm wholly-owned by his father, Duane S. Jenson.


          The source of the consideration used by the Miller Petroleum Tennessee Stockholders to acquire their respective interests in the Registrant was the exchange of 100% of the outstanding common stock of Miller Petroleum Tennessee pursuant to the Plan.

          The basis of the "control" by the Miller Petroleum Tennessee Stockholders is stock ownership. See the table below under Paragraph (b) of this Item.

          Pursuant to the Plan, the Registrant was required:

          1. To issue 5,000,000 unregistered and restricted shares of its common stock, pro rata, to the stockholders of Miller Petroleum Tennessee, in exchange for all of the outstanding shares of common stock of Miller Petroleum Tennessee;

          2. Following resignations, in seriatim, of the directors and executive officers of the Registrant, the designation and election, in seriatim, of Deloy Miller as the sole director of the Registrant, and Mr. Miller and Lawrence LaRue as the President and Secretary/Treasurer, respectively, of the Registrant, to serve until the next annual meetings of stockholders and directors and until their respective successors are elected
and qualified or until their prior resignation or termination.   These persons
served in these same capacities for Miller Petroleum Tennessee prior to the completion of the Plan.

          All stockholders of Miller Petroleum Tennessee adopted, ratified and approved the Plan. Taking into account the shares issued to the Miller Petroleum Tennessee Stockholders, there were 5,417,465 outstanding shares of common stock of the Registrant on the completion of the Plan.

          A copy of the Plan, including any material exhibits and related instruments, accompanies this Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 7.

          (b) The following table contains information regarding shareholdings of the Registrant's directors and executive officers and those persons or entities who beneficially own more than 5% of the Registrant's common stock, after taking into account the completion of the Plan:

                                             Amount and Nature         Percent
                                               of Beneficial             of
     Name                    Title               Ownership             Class

Deloy Miller        Chairman, President        4,926,475                91%
                        CEO and Director

Lawrence LaRue      Secretary/Treasurer           73,525                 1%



All officers and directors
as a group (2)                                 5,000,000                92%

         Certain material events occurred prior and subsequent to the completion of the Plan; these events are as follows, to-wit:

      (i) The Board of Directors of the Registrant adopted a written compensation agreement (the Consultant Compensation Agreement No. 1" [the "Compensation Plan"]) pursuant to which nine individual consultants, including one current and former directors, executive officers or employees of the Registrant and one of its attorneys (collectively, the Consultants), will be issued an aggregate total of 300,000 shares of common stock of the Registrant for services rendered at a price of $.01 per share. Immediately following the the filing of this Report, the Registrant intends to file an S-8 Registration Statement covering these shares and a copy of the Compensation Plan will be filed as an exhibit to this Registration Statement. Such Registration Statement, on it filing, shall be deemed to have been incorporated herein by reference;

     (ii) The Board of Directors also resolved to issue 282,535
          "unregistered" and "restricted" shares of its common stock to some of these Consultants for additional consideration for services rendered in connection with the completion of the Plan between the Registrant and Miller Petroleum Tennessee; and

    (iii) At a meeting held December 31, 1996, the stockholders of the Registrant adopted, ratified and approved resolutions to change the domicile of the Registrant by merging the Delaware parent into the Tennessee subsidiary and to change the name of the Registrant
          to  Miller Petroleum, Inc.   5,417,465 shares were authorized to
          vote; 5,000,000 shares voted for the adoption of the resolutions, with none against and none abstaining. On the effective date of the merger between the Registrant and its wholly-owned subsidiary (January 13, 1997), Miller Petroleum Tennessee became the successor to the Registrant. The fiscal year end of Miller Petroleum Tennessee, which is April 30 in each year, has been adopted by the Registrant, and it is anticipated that a Transition Report for the quarter ended October 31, 1996, will be filed with the Securities and Exchange Commission directly.

Item 2.  Acquisition or Disposition of Assets.

         (a) See Item 1 of this Report. The consideration exchanged under the Plan was negotiated at "arms length" between the directors and executive officers of the Registrant and the Miller Petroleum Tennessee Stockholders, and the Board of Directors of the Registrant used criteria used in similar proposals involving the Registrant in the past, including the relative value of the assets of Miller Petroleum Tenneessee; its present and past business operations; future potential of Miller Petroleum Tennessee; its management; and the potential benefit to the stockholders of the Registrant. The members of the Board of Directors determined in their good faith that the consideration for the exchange was reasonable, under these circumstances.

         No director, executive officer or person who may be deemed to be an affiliate of the Registrant had any direct or indirect interest in Miller Petroleum Tennessee prior to the completion of the Plan.

         (b) Effective for accounting purposes on April 30, 1996, Miller Petroleum Tennessee was the surviving corporation in two mergers with Miller Services, Inc., a Tennessee corporation ( Miller Services ), and Energy Cell, Inc., a Tennessee corporation ( Energy Cell ). Primarily all of the outstanding voting securities of Miller Services were owned by Deloy Miller, who was then the sole director, sole stockholder and President of Miller Petroleum Tennessee, and who is currently the sole director, President and CEO of the Registrant; all of the outstanding voting securities of Energy Cell were also owned by Mr. Miller. See Item 7.

          Miller Petroleum Tennessee leases approximately ten acres and a two-story building from Sharon Miller, the wife of Deloy Miller, on a month to month lease at a cost of $806 per month. This property is situated at 3651 Baker Hwy., Huntsville, Tennessee. The two-story structure on the property has approximately 2,000 square feet on the main floor and 1,000 square feet on the second floor. Approximately $50,000 in improvements have been made to this structure by Miller Petroleum Tennessee. These improvements are deemed to be part of this structure, and are not separately owned by Miller Petroleum Tennessee.

          Management anticipates negotiating a long-term lease of these premises with Ms. Miller in the near future.

          Miller Petroleum Tennessee has also constructed a metal shop building approximately 125 feet by 65 feet on this property. This structure is not believed to be a fixture to the land leased from Ms. Miller.

          For additional information regarding property, plant and equipment owned by Miller Petroleum Tennessee and/or its two predecessors, Miller Services and Energy Cell, as of April 30, 1996, see Exhibit 99.2, which is attached hereto and incorporated herein by reference.

          The Registrant, through its wholly-owned subsidiary, Miller Petroleum Tennessee, intends to continue the business operations formerly conducted by Miller Petroleum Tennessee, which included the acquisition of oil and gas leases and the development and production of oil and gas reserves. Also see the financial statements of the Registrant, Miller Petroleum Tennessee and its predecessors, which accompany this Report, and which are described in Item 7.

Item 3.  Bankruptcy or Receivership.

         None; not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         None; not applicable.

Item 5.  Other Events.

         See Item 1.

Item 6.  Resignations of Directors and Executive Officers.

         As a result of the completion of the Plan, effective December 20, 1996, Jeffrey D. Jenson resigned as President and Director; Richell V. Jenson resigned as Vice President and Director; and Harold T. Jenson resigned as Secretary/Treasurer and Director. Deloy Miller was elected President, CEO and Director and Lawrence LaRue was elected Secretary/Treasurer. See Item 1(a).

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

          Miller Petroleum, Inc. Unaudited Balance Sheet and
          Statement of Operations for the Six Month Period
          Ended October 31, 1996

               Balance Sheet

               Statement of Operations and Retained Earnings for the Six Months ended October 31, 1996

               Notes to Financial Statements

          Miller Petroleum, Inc. Report on Audit of Financial
          Statements for the Years ended April 30, 1996, and
          April 30, 1995

               Independent Auditor s Report

               Balance Sheet, April 30, 1996

               Statement of Operations, for the Years Ended
               April 30, 1996, and April 30, 1995

               Statement of Stockholders Equity, for the Years Ended April 30, 1996 and April 30, 1995

               Statement of Cash Flows, for the Years Ended
               April 30, 1996 and April 30, 1995

               Notes to Financial Statements

          Energy Cell, Inc. Report on audit of Financial
          Statements for the Years ended April 30, 1996, and
          April 30, 1995

               Independent Auditor s Report

               Balance Sheet, April 30, 1996

               Statement of Operations, for the Years Ended
               April 30, 1996, and April 30, 1995

               Statement of Stockholders Equity, for the Years Ended April 30, 1996 and April 30, 1995

               Statement of Cash Flows, for the Years Ended
               April 30, 1996 and April 30, 1995

               Notes to Financial Statements

          Miller Services, Inc. Report on Audit of Financial
          Statements for the Years Ended December 31, 1995 and
          December 31, 1994


               Independent Auditor s Report

               Balance Sheet, December 31, 1995

               Statement of Operations, for the Years Ended
               December 31, 1995, and December 31, 1994

               Statement of Stockholders  Equity, for the
               Years Ended December 31, 1995 and December 31,
               1994

               Statement of Cash Flows, for the Years Ended
               December 31, 1995 and December 31, 1994

               Notes to Financial Statements

         (b)  Pro Forma Financial Information.

          Pro Forma Balance Sheet of Triple Chip Systems,
          Inc., as of October 31, 1996, taking into account the completion of the Plan

         (c)  Exhibits.


                                                            Exhibit
Description of Exhibit*                                      Number

Agreement and Plan of Reorganization                            2.1
with the following exhibits:

  Exhibit A    Stockholders of Miller Petroleum
  Exhibit B    Triple Chip Systems, Inc. Financial
               Statements for the Years Ended
               December 31, 1995 and 1994
  Exhibit B-1  Triple Chip Systems, Inc. Balance
               Sheet and Statements of Operations
               For the Ten Months Ended October 31,
               1996
  Exhibit C    Exceptions to Triple Chip Systems, Inc.
               Financial Statements
  Exhibit D    Miller Petroleum, Inc. Unaudited Balance
               Sheet and Statement of Operations for the
               Six Month Period Ended October 31, 1996
               (See subpararaph (a) of this Item above)
  Exhibit E    Exceptions to Miller Petroleum Unaudited
               Balance Sheet
  Exhibit F    Investment Letters
  Exhibit G    Triple Chip Systems Compliance Certificate
  Exhibit H    Miller Petroleum Compliance Certificate

Notice of Special Meeting of Stockholders                       20.1
to be held December 31, 1996

News Release                                                    20.2

Certificate of Ownership and Merger and                         99.1
Articles of Merger

  Exhibit A - Consent of Majority Stockholders under the Delaware General Corporation Law

Information regarding Property, Plant and Equipment             99.2
Owned by Miller Petroleum Tennesee and/or its two predecessors

Documents Incorporated by Reference*

S-8 Registration Statement to be filed immediately following the filing of this Report.

    * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 8.  Change in Fiscal Year.

         The Registrant, with the merger into its wholly-owned subsidiary, Miller Petroleum Tennessee, has resolved to adopt April 30, the fiscal year end of Miller Petroleum Tenenessee, and will file a Transition Report for the quarter ended October 31, 1996.


                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         TRIPLE CHIP SYSTEMS, INC.

Date: 1/10/97.                By  /s/ Deloy Miller
                              President and Director


Date: 1/10/97.                By  /s/ Lawrence LaRue
                              Secretary/Treasurer



                         MILLER PETROLEUM, INC.
                            BALANCE SHEET
                          October 31, 1996
                             (Unaudited)

                               ASSETS
CURRENT ASSETS:
 Cash                                           $10,576
 Accounts receivable                           $178,001
 Inventory                                     $232,752
            Total Current Assets                            $421,328

OIL AND GAS PROPERTIES
 Properties being amortized                    $394,751
 Less: Accumulated amortization               ($180,616)
            Total Oil and Gas Properties                    $214,135

 OTHER ASSETS
 Property & Equipment, less
 Accum. Depr.                                  $443,071
 Bonds                                          $40,500
 Land                                           $11,500
 Investments                                    $25,507
 Note Receivable                               $305,622
            Total Other Assets                             $826,200

TOTAL ASSETS                                             $1,461,663

                      LIABILITIES AND EQUITY

CURRENT LIABILITIES:
 Accounts payable                             $175,751
 Accrued expenses                               $9,478
 Long-Term debt-current                       $349,982
           Total Current Liabilities                      $535,211

LONG-TERM DEBT
 Long-Term Debt                                $15,474
                                                           $15,474

STOCKHOLDERS' EQUITY
 Common stock, 1,156 shares,
 issued and outstanding                       $297,044
 Paid-in-capital                              $195,300
 Retained Earnings                            $418,634
           Total Stockholders Equity                      $910,978

TOTAL LIABILITIES AND EQUITY                            $1,461,663


                           MILLER PETROLEUM, INC.
               Statement of Operations and Retained Earnings
                 For the six months ended October 31, 1996
                                (Unaudited)

Revenues
 Service and Drilling Revenue                             $268,867
 Oil and Gas Revenue                                      $113,196
 Retail Sales                                              $79,069
 Other Revenue                                             $67,887
 Total Revenue                                            $529,019

Cost and Expenses
 Drilling/Operating Expense                               $117,325
 Depreciation and Amortization                             $52,835
 Interest Expense                                          $17,930
 General and Administrative Expenses                      $376,391
 Total Cost and Expenses                                  $564,481

 Net loss from Continuing Operations                      ($35,462)

Other Income
 Interest income                                           $10,621

loss before Provision for Income Taxes                    ($24,841)

Current                                                         $0
Deferred                                                        $0
 Total Income Taxes                                             $0

Net Income                                                ($24,841)

Income Per Share                                              ($21)

Weighted Average Shares Outstanding                           1156

RETAINED EARNINGS MAY 1, 1996                             $443,475

RETAINED EARNINGS OCTOBER 31, 1996                        $418,634

                        MILLER PETROLEUM, INC.
                    NOTES TO FINANCIAL STATEMENTS

NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. Organization

The Company incorporated under the laws of the State of Tennessee on January 24, 1978. The Company drills, services and operates oil and gas wells.

B. Basis of Financial Statement Presentation

The Company prepares its financial statements on the accrual basis of accounting. Under this method of accounting, revenue is recognized when earned and expenses are recognized when goods or services are received, whether paid or not.

C. Income Per share

Income per common share is based on the weighted average number of common shares outstanding.

D. Cash Equivalents

The Company considers all investments with a maturity of three months or less when purchased to be cash equivalents.

E. Income Taxes

Deferred income taxes, when applicable, arise from timing differences in the recognition of certain income and expense items for tax purposes. Such differences arise primarily from the use of different methods of accounting for depletion, depreciation, amortization and intangible drilling costs.

F. Gas Balancing

The Company records gas revenue based on the entitlement method. Under this method, recognition of revenue is based on the Company's prorate share of each wells production. During such times as the Company's sales of gas exceed its prorate ownership in a well, a liability is recorded, and conversely, a receivable is recorded for wells in which the Company's sales of gas are less than its prorate share.

G. Accounts Receivable

Accounts receivable is presented at net realizable value. All accounts receivable are considered collectible.

H. Inventory

Inventory is stated at cost.

Note 2: Oil and Gas Properties

The Company uses the successful efforts method of accounting for oil and producing activities. Costs to acquire mineral interests in oil and gas prop to drill and equip exploratory wells that find proved reserves, and to drill a equip development wells are capitalized. Costs to drill exploratory wells th find proved reserves, geological and geophysical costs, and costs of carr and retaining unproved properties are expensed.


Note 3: Property and Equipment

Property and equipment are stated at cost. Depreciation is computed usin straight-line method over the estimated useful lives of the related assets. Property and equipment consist of the following;

              Machinery and Equipment               $455,778
              Vehicles                              $217,221
              Office Equipment                       $27,272
              Building Improvements                 $173,375
                                                    $873,646
              Accum. Depreciation                  ($430,575)
              Net                                   $443,071

Note 4: Bonds

All the oil and gas bonds required for well operators by the Tennessee Oil Gas Board are in the name of Deloy Miller. Consequently, Deloy is listed state as well operator for Miller Petroleum, Inc. wells. Deloy got the bond the Company was incorporated.

Note 5: Related Party Transactions

The Company has a note receivable from Deloy Miller (majority stockholder for $296,690. at July 31, 1996

Note 6: Notes payable

Notes payable are as follows:
 Note payable @ 10% interest due in monthly installments
 of $292, secured by a waste oil furnace                      $288

Note payable @ 9.85%, due 12/28/96, secured by
 operating equipment                                       $13,095

Line of credit note payable @ 11.3%, due currently,
 secured by real estate                                    $50,687

Note payable @ 9.25% interest due in monthly installments
 of $386, secured by a 1995 Chevrolet Pickup               $15,977

Note payable @ 10% interest due in monthly installments
 of $619, secured by a 1994 Toyota Land Cruiser            $28,277

Line of credit note payable at 9%, due currently
 secured by pledged receivables                            $39,653

Line of credit note payable at 10.5%, due currently
 secured by equipment and inventory                       $105,600

Notes payable @ 10% interest, secured by working
 interest in six natural gas wells.                        $83,852

Note payable to Lawrence LaRue                             $16,090

Note payable @ 6%, secured by working interest
 in an oil well.                                            $2,688

Note payable @ 6%, secured by working interest
 in an oil well.                                            $2,688

Notes payable @ 10% interest, payable in monthly
 installments of $146, secured by Dell computer             $1,882

Note payable @ 10% interest due in monthly installments
 of $255, secured by a DCZ355 Mita Copier                   $4,679

Total Long-Term Debt                                      $365,456
Less: Current Portion                                    ($349,982)
Long-Term Debt, excluding Current Portion                  $15,474

Note 7: General and Administrative Expenses

Details of general and administrative expenses are as follows:
 Direct Labor                                            $146,896
 Fuel & Oil                                               $26,647
 Parts and Repairs                                        $37,990
 Subcontractors                                           $18,976
 Travel                                                      $659
 Trucking & Dozer                                          $9,304
 Well Operating Costs                                     $27,098
 Purchases-Resale                                         $14,517
 Equipment Rentals                                         $8,766
 Office Expense                                            $3,272
 Insurance                                                $18,632
 Legal & Professional                                     $21,619
 Telephone                                                $11,147
 Office Rent                                               $4,070
 Payroll Taxes                                            $12,179
 Utilities                                                 $7,689
 Miscellaneous                                             $6,655
 Donations                                                   $275
         Total General and Administrative                $376,391

Note 8: Income Taxes

The Company has a tax basis net operating loss carryforward at October 31, 1996, by which it may effect future taxable income.

Note 9: Current Events

Miller Services, Inc. and Energy Cell, Inc. were merged into Miller Petroleum, Inc. effective May 1, 1996.

                         MILLER PETROLEUM, INC.
                          REPORT ON AUDIT OF
                         FINANCIAL STATEMENTS

                   FOR THE YEARS ENDED APRIL 30,1996
                           AND APRIL 30,1995
CHARLES M. STIVERS
(Letterhead)

INDEPENDENT AUDITOR'S REPORT

Board of Directors
Miller Petroleum, Inc.
Huntsville, Tennessee

We have audited the accompanying balance sheet of Miller Petroleum, Inc., as of and for the year ended April 30, 1996, and the related statement of operations. stockholder's equity and cash flows for the years ended April 30, 1996 and April 30, 1995. These financial statements are the responsibility of Miller Petroleum, Inc. management. Our responsibility is to express an opinion on those financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the April 30, 1996 and April 30, 1995 financial statements referred to above present fairly, in all material respects, the financial position of Miller Petroleum, Inc., as of April 30, 1996 and April 30, 1995, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

Charles M. Stivers
Certified Public Accountant

Manchester, Kentucky
September 30, 1996

                         MILLER PETROLEUM, INC.
                            BALANCE SHEET
                           APRIL 30, 1996

                               ASSETS
Current Assets
 Cash                                     $ 8,214
 Production Receivable                     13,159
 Accounts Receivable                       27,026
 Note Receivable (Note 4)                 368,295

    Total Current Assets                                   $ 416,694
Oil and Gas Properties using Full Cost
 Accounting (Note 2)
 Properties being Amortized               279,552
 Less: Accumulated Amortization          (107,244)

    Total Oil and Gas Properties                             172,308

Other Assets
 Property and Equipment, less
 Accum. Depr. $146,577 (Note 3)           100,848
 Investments                                9,131

    Total Other Assets                                      109,979

          Total Assets                                    $ 698,981

LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
 Accounts Payable                        $ 41,401
 Notes Payable (Note 5)                    13,095

     Total Current Liabilities                           $ 54,496

Stockholder's Equity
 Common Stock, $364 par value,
 725 shares issued and outstanding        263,933
 Retained Earnings                        380,552
     Total Stockholder's Equity                           644,485

           Total Liabilities and Stockholder's Equity   $ 698,981

                             MILLER PETROLEUM, INC.
                            STATEMENT OF OPERATIONS

                                       For the Year    For the Year
                                      Ended April 30, Ended April 30,
                                           1996            1995
Revenues
 Pumping/Operating Wells Revenue         $ 94,895       $  4,981
 Oil & Gas Revenue                         95,777        113,507
 Service Drilling Revenue                  21,104        165,596
 Other Revenue                             21,154        270,326

 Total Revenues                           232,930        554,410

Cost and Expenses
 Well Operating Expense                    20,759         78,522
 Depr. and Amortization                    49,001         47,028
 Interest Expense                           3,725         16,292
 General & Administrative Costs            59,563        121,534

 Total Costs and Expenses                 133,048        263,376

 Net Income from Continuing Operations     99,882        291,034

Other Income
 Interest Income                               35            161

Income before Provision for Income Taxes   99,917        291,195

Current                                         0              0
Deferred                                        0              0

 Total Income Taxes                             0              0

Net Income                               $ 99,917      $ 291,195

Income Per Share                            $ 138          $ 402

Weighted Average Shares Outstanding           725            725

                         MILLER PETROLEUM, INC.
                     STATEMENT OF STOCKHOLDERS' EQUITY

                   Common    Common    Additional                 Net
                   Stock     Stock     Paid - In   Retained Stockholders'
                  #Shares    Amount     Capital    Earnings     Equity
BALANCE,
April 30, 1994        725   $263,933     $ 0      $ (10,560) $ 253,373

Net Income (loss)
for the year
ended April 30, 1995                                 291,195    291,195

BALANCE,
April 30, 1995        725    263,933       0        280,635    544,568

Net Income (loss)
for the year
ended April 30, 1996                                 99,917     99,917

BALANCE,
April 30, 1996        725   $263,933     $ 0      $ 380,552  $ 644,485

                             MILLER PETROLEUM, INC.
                            STATEMENT OF CASH FLOWS

                                     For the Year         For the Year
                                    Ended April 30,      Ended April 30,
                                        1996                 1995
Cash Flows Provided by/(Used for)
 Operating Activities:
 Net Income                            $ 99,917            $ 291,195
 Depreciation & Amortization             49,001               47,028
 Changes in Assets and Liabilities:
 Accounts Receivable                    (79,342)            (162,639)
 Inventory                                1,179                    0
 Accounts Payable                       (63,466)            (103,482)

Net Cash Provided by/(Used for)
Operating Activities                      7,289               72,102

Cash Flows Used for Investing Activities:
 Investments                               (350)                  50
 Equipment                                    0              (53,382)

Net Cash Used for Investing Activities     (350)             (53,332)

Cash Flows Provided by/(Used for) Financing
 Activities:
 Notes Payable                             (747)             (27,340)

Net Cash Provided by/(Used for) financing
 Activities                                (747)             (27,340)

Net Increase(Decrease) in Cash            6,192               (8,570)

Beginning Cash                            2,022               10,592

Ending Cash                             $ 8,214              $ 2,022


Supplemental Disclosure of Cash Flow Information
 Cash Paid for Income Taxes                 $ 0                  $ 0

                           MILLER PETROLEUM, INC.
                       NOTES TO FINANCIAL STATEMENTS

Note 1 Summary of Significant Accounting Policies

A. Organization

The Company incorporated under the laws of the State of Tennessee on January 24, 1978, for the purpose of acquiring oil and gas drilling contracts.

B. Basis of Financial Statement Presentation

The Company prepares its financial statements on the accrual basis of accounting. Under this method of accounting, revenue is recognized when earned and expenses are recognized when goods or services are received, whether paid or not.

C. Income Per Share

Income per common share is based on the weighted average number of common shares outstanding.

D. Cash Equivalents

The Company considers all investments with a maturity of three months or less when purchased to be cash equivalents.

E. Income Taxes

Deferred income taxes, when applicable, arise from timing differences in the recognition of certain income and expense items for tax purposes. Such differences arise primarily from the use of different methods of accounting for depletion, depreciation and amortization and intangible drilling costs.

F. Gas Balancing

The Company records gas revenue based on the entitlement method. Under this method. recognition of revenue is based on the Company's prorate share of each wells production. During such times as the Company's sales of gas exceed its prorate ownership in a well, a liability is recorded, and conversely, a receivable is recorded for wells in which the Company's sales of gas are less that its prorate share

G. Accounts Receivable

Accounts receivable is presented at net realizable value. All accounts receivable are considered collectible.

Note 2 Oil and Gas Properties

The Company uses the successful efforts method of accounting for oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties, to drill and equip exploratory wells that find proved reserves, and to drill and equip development wells are capitalized. Costs to drill exploratory wells that do not find proved reserves, geological and geophysical costs, and costs of carrying and retaining unproved properties are expensed.

Note 3 Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets.

Property and equipment consists of the following:

              Machine and Equipment            $ 191,530
              Vehicles                            49,750
              Office Equipment                     6,145
                                                 247,425
              Accum. Depreciation               (146,577)

              Net                              $ 100,848

Note 4 Related Party Transactions

The Company had a notes receivable from Miller Services, Inc. for $328,425 and Energy Cell, Inc. for $39,870 both (related companies) at April 30, 1996.

Note 5 Note Payable

The note payable consisted of one note due at the First National Bank of Oneida at 9.85% interest, due 12-28-96, secured by operating equipment.

Note 6 General and Administrative Expenses

Details of general and administrative expenses are as follows:

                                  For the Year      For the Year
                                 Ended April 30,   Ended April 30,
                                     1996              1995

 Direct Labor                      $ 24,343          $ 79,494
 Sub-Contract Labor                     100                 0
 Fuel and Oil                         2,361             3,412
 Parts and Repairs                      372             3,801
 Sub-Contract Services                  200             8,965
 Trucking and Dozer                     175             1,495
 Operating Expense                   10,291                 0
 Office Expense                       2,736             2,174
 Insurance                            2,231             2,565
 Professional                         6,511             3,814
 Bad Debt Expense                     4,424                 0
 Tax & License                        2,945               526
 Payroll Taxes                        1,874             8,222
 Miscellaneous                        1,000             7,066

 Total General & Administrative    $ 59,563         $ 121,534

Note 7 Income Taxes

The Company has a tax basis net operating loss carryforward at April 30, 1996, by which it may effect future taxable income.

Note 8 Subsequent Events

Miller Services, Inc. and Energy Cell, Inc. were merged into Miller Petroleum, Inc. effective May 1,1996.


                               ENERGY CELL, INC.
                              REPORT ON AUDIT OF
                             FINANCIAL STATEMENTS
                      FOR THE YEARS ENDED APRIL 30, 1996
                              AND APRIL 30, 1995


CHARLES M. STIVERS
(Letterhead)

INDEPENDENT AUDITOR'S REPORT

Board of Directors
Energy Cell, Inc.
Huntsville, Tennessee

We have audited the accompanying balance sheet of Energy Cell, Inc., as of and for the year ended April 30, 1996, and the related statements of operations, stockholders' equity, and cash flows for the years ended April 30, 1996 and April 30, 1995. These financial statements are the responsibility of Energy Cell, Inc. management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the April 30, 1996 and April 30, 1995 financial statements referred to above present fairly, in all material respects, the financial position of Energy Cell, Inc., as of April 30, 1996 and April 30, 1995, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

Charles M. Stivers
Certified Public Accountant

Manchester, Kentucky
September 30, 1996

                            ENERGY CELL, INC.
                              BALANCE SHEET
                             APRIL 30, 1996
                                 ASSETS
Current Assets
 Cash                           $     89
 Production Receivable             5,864
 Notes Receivable (Note 3)        16,050

 Total Current Assets                               $ 22,003

Property and Equipment (Note 2)
 Well Equipment                  117,425
 Accum. Depr.-Well Equip.        (65,431)

 Total Property and Equipment                        51,994

Total Assets                                       $ 73,997

                 LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
 Accounts Payable (Note 3)      $ 39,940

 Total Current Liabilities                         $ 39,940

Total Liabilities                                    39,940

Stockholder's Equity
 Common Stock, $ 10.00 par value
 2,000 shares authorized; 100
 shares issued and outstanding     1,000
 Retained Earnings                33,057

 Total Stockholder's Equity                          34,057

Total Liabilities & Stockholder's Equity           $ 73,997

                            ENERGY CELL, INC.
                        STATEMENT OF OPERATIONS
                                  For the Year       For the Year
                                 Ended April 30,    Ended April 30,
                                     1996                1995
Revenues
 Oil & Gas Sales                  $ 53,681             $ 51,853

Total Revenues                      53,681               51,853

Cost and Expenses
 Well Operating Expense             21,557               30,019
 Taxes & Licenses                       90                  137
 Depreciation                       11,793               22,164
 Interest Expense                       34                3,739
 General and Administrative             45                   76

Total Cost and Expenses             33,519               56,135

Net Income (Loss)                 $ 20,162             $ (4,282)

Income (Loss) per Share              $ 201                $ (43)

Weighted Average Shares Outstanding    100                  100

                                ENERGY CELL, INC.
                        STATEMENT OF STOCKHOLDERS' EQUITY
                      Common   Common   Additional              Net
                      Stock    Stock    Paid - In  Retained Stockholders'
                     #Shares   Amount    Capital   Earnings    Equity
BALANCE,
April 30, 1994           100  $ 1,000    $    0    $ 17,177   $ 18,177

Net income (loss) for
the year ended
April 30, 1995                                       (4,282)    (4,282)

BALANCE,
April 30, 1995           100    1,000         0      12,895     13,895

Net income (loss) for
the year ended
April 30, 1996                                       20,162     20,162

BALANCE,
April 30,1996            100  $ 1,000    $    0    $ 33,057   $ 34,057

                           ENERGY CELL, INC.
                        STATEMENT OF CASH FLOWS
                                      For the Year       For the Year
                                     Ended April 30,    Ended April 30,
                                          1996               1995
Cash Flows Provided by/(Used for)
Operating Activities:
 Net Income (Loss)                     $ 20,162            $ (4,282)
 Adjustments to reconcile net loss
 to net cash provided by operating
 activities:
 Depreciation                            11,793              22,164
 Changes in assets and liabilities:
 Production Receivable                   (5,864)             10,885
 Notes Receivable                        33,981             (38,905)
 Accounts Payable                       (60,315)             48,896

Net Cash Provided by/(Used for)
Operating Activities                       (243)             38,758

Cash Flows Used for Investing Activities
 Decrease Equipment                           0               4,956

Net Cash Used for Investing Activities        0               4,956

Cash Flows Provided by/(Used for)
Financing Activities
 Notes Payable                                0             (43,477)

Net Cash Provided by/(Used for)
Financing Activities                          0             (43,477)

Net Increase/(Decrease) in Cash            (243)                237

Beginning Cash                              332                  95

Ending Cash                                $ 89               $ 332

Supplemental Disclosure of Cash Flow Information
 Cash paid for income taxes                 $ 0                 $ 0

                                ENERGY CELL, INC.
                        NOTES TO FINANCIAL STATEMENTS

Note 1 Summary of Significant Accounting Policies

A. Organization

The Company incorporated under the laws of the State of Tennessee on October 20, 1987, for the purpose of searching out and acquiring or participating in a business or business opportunity.

B. Basis of Financial Statement Presentation

The Company prepares its financial statements on the accrual basis of accounting. Under this method of accounting, revenue is recognized when earned and expenses are recognized when goods or services are received, whether paid or not.

C. Income Per Share

Income per common share is based on the weighted average number of common shares outstanding.

D. Cash Equivalents

The Company considers all investments with a maturity of three months or less when purchased to be cash equivalents.

E. Income Taxes

Deferred income taxes, when applicable, arise from timing differences in the recognition of certain income and expense items for tax purposes. Such differences arise primarily from the use of different methods of accounting for depletion, depreciation and amortization and intangible drilling costs.

Note 2 Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets.

Note 3 Related Party Transactions

The Company had a notes receivable from Miller Services, Inc. for $16,050 and an accounts payable to Miller Petroleum, Inc. for $39,781, both at April 30, 1996. The majority stockholder for these two companies also owns the majority of Energy Cell, Inc. stock.

Note 4 Subsequent Events

Energy Cell, Inc. was merged into Miller Petroleum, Inc. at May 1, 1996.

                        MILLER SERVICES, INC.
                         REPORT ON AUDIT OF
                        FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1995
                        AND DECEMBER 31,1994

CHARLES M. STIVERS
(Letterhead)

INDEPENDENT AUDITOR'S REPORT

Board of Directors
Miller Services, Inc.
Huntsville, Tennessee

We have audited the accompanying balance sheet of Miller Services, Inc. as of and for the year ended December 31, 1995, and the related statements of operations, stockholders' equity and cash flows for the years ended December 31, 1995 and December 31, 1994. These financial statements are the responsibility of Miller Services, Inc. management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion' the December 31, 1995 and December 31, 1994 financial statements referred to above present fairly, in all material respects. the financial position of Miller Services, Inc. as of December 31' 1995 and December 31, 1994, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

Charles M. Stivers
Certified Public Accountant
Manchester, Kentucky
September 30, 1996

                       MILLER SERVICES, INC.
                         BALANCE SHEET
                       DECEMBER 31, 1995
                            ASSETS
Current Assets
 Cash                         $ 22,982
 Accounts Receivable           124,471
 Inventory                     227,752

 Total Current Assets                            $ 375,205


Oil and Gas Properties using
Full Cost Accounting (Note 2)
 Properties being Amortized    115,199
 Less: Accum. Amortization     (48,492)

 Total Oil and Gas Properties                       66,707

Other Assets
 Property & Equipment, less
 Accum. Depr. $270,501
 (Note 3)                      388,567
 Bonds (Note 4)                 37,500
 Land                           11,500
 Note Receivable (Note 5)      318,460

 Total Other Assets                                756,027

 Total Assets                                  $ 1,197,939

                     LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
 Accounts Payable               $ 102,841
 Accrued Expenses                  11,852
 Long-Term Debt-Current (Note 6)  720,553

 Total Current Liabilities                       $ 835,246

Long-Term Debt
 Long-Term Debt (Note 6)           15,714

 Total Long-Term Debt                               15,714

Total Liabilities                                  850,960

Stockholder's Equity
 Common Stock, $331 par value
 100 issued outstanding            33,110
 Additional Paid-ln-Capital       195,300
 Retained Earnings                118,569

 Total Stockholder's Equity                        346,979

 Total Liabilities and Stockholder's Equity    $ 1,197,939

                          MILLER SERVICES, INC.
                         STATEMENT OF OPERATIONS
                                   For the Year        For the Year
                                Ended December 31,  Ended December 31,
                                      1995                 1994
Revenues
 Service & Drilling Revenue          $ 922,324          $ 1,337,003
 Oil & Gas Revenue                      84,744               62,846
 Retail Sales                          532,297               94,014
 Other Revenue                          71,731              346,339

 Total Revenues                      1,611,096            1,840,202

Cost and Expenses
 Drilling/Operating Expense            452,833              638,941
 Depr. and Amortization                 60,981               61,516
 Interest Expense                       27,734               17,065
 General & Administrative Expenses   1,115,320            1,051,245

 Total Costs and Expenses            1,656,868            1,768,767

 Net Loss from Continuing Operations   (45,772)              71,435

Other Income
 Interest Income                         1,746                  584

Loss before Provision for Income Taxes (44,026)              72,019

Current                                      0                    0
Deferred                                     0                    0

 Total Income Taxes                          0                    0

Net Loss                             $ (44,026)            $ 72,019

Loss Per Share                          $ (440)               $ 720

Weighted Average Shares Outstanding        100                  100

                           MILLER SERVICES, INC.
                     STATEMENT OF STOCKHOLDER'S EQUITY
                        Common  Common  Additional              Net
                        Stock   Stock   Paid - In  Retained Stockholders'
                       # Shares Amount   Capital   Earnings    Equity
BALANCE,
December 31,1993          100  $33,110 $ 195,300  $ 361,187  $ 589,597

Net Income (loss) for the
year ended December 31, 1994                         72,019     72,019

Distributions                                      (270,611)  (270,611)

BALANCE,
December 31,1994          100   33,110   195,300    162,595    391,005

Net Income (loss) for the
year ended December 31, 1995                        (44,026)   (44,026)

BALANCE,
December 31,1995          100  $33,110 $ 195,300  $ 118,569  $ 346,979

                             MILLER SERVICES, INC.
                            STATEMENT OF CASH FLOWS
                                 For the Year          For the Year
                               Ended December 31,    Ended December 31,
                                     1995                  1994
Cash Flows Provided by/(Used for)
Operating Activities:

 Net Income (Loss)                 $ (44,026)           $ 72,019
 Depreciation & Amortization          60,981              61,516
 Changes in Assets and Liabilities:
 Accounts Receivable                 (10,747)             54,960
 Notes Receivable                   (107,188)             74,762
 Inventory                          (279,347)             10,765
 Bonds                                (6,000)            (31,500)
 Accounts Payable                     50,870              69,554
 Accrued Expenses                      3,614              (8,503)

Net Cash Provided by/(Used for)
Operating Activities                (331,843)            303,573

Cash Flows Used for Investing
Activities:
 Machinery and Equipment             (29,906)           (272,146)
 Oil and Gas Properties              (13,919)             37,081

Net Cash Used for Investing
Activities                           (43,825)           (235,065)

Cash Flows Provided by/(Used for)
Financing Activities:
 Notes Payable                       376,404             (56,874)

Net Cash Provided by/(Used for)
Financing Activities                 376,404             (56,874)

Net Increase/(Decrease) in Cash          736              11,634

Beginning Cash                        22,246              10,612

Ending Cash                         $ 22,982            $ 22,246

Supplemental Disclosure of Cash Flow Information
 Cash Paid for Income Taxes              $ 0                 $ 0

                        MILLER SERVICES, INC.
                    NOTES TO FINANCIAL STATEMENTS

Note 1 Summary of Significant Accounting Policies

A. Organization

The Company incorporated under the laws of the State of Tennessee on October 16, 1987. The Company drills and services oil and gas wells.

B. Basis of Financial Statement Presentation

The Company prepares its financial statements on the accrual basis of accounting. Under this method of accounting, revenue is recognized when earned and expenses are recognized when goods or services are received, whether paid or not.

C. Income Per Share

Income per common share is based on the weighted average number of common shares outstanding.

D. Cash Equivalents

The Company considers all investments with a maturity of three months or less when purchased to be cash equivalents.

E. Income Taxes

Deferred income taxes, when applicable, arise from timing differences in the recognition of certain income and expense items for tax purposes. Such differences arise primarily from the use of different methods of accounting for depletion, depreciation and amortization and intangible drilling costs.

F. Gas Balancing

The Company records gas revenue based on the entitlement method. Under this method, recognition of revenue is based on the Company's prorate share of each wells production. During such time as the Company's sales of gas exceed its prorate ownership in a well, a liability is recorded, and conversely, a receivable is recorded for wells in which the Company's sales of gas are less than its prorate share.

G. Accounts Receivable

Accounts receivable is presented at net realizable value. All accounts receivable are considered collectible.

H. Inventory

Inventory is stated at cost.

Note 2 Oil and Gas Properties

The Company uses the successful efforts method of accounting for oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties, to drill and equip exploratory wells that find proved reserves, and to drill and equip development wells are capitalized. Costs to drill exploratory wells that do not find proved reserves, geological and geophysical costs, and costs of carrying and retaining unproved properties are expensed.

Note 3 Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets. Property and equipment consists of the following:

                    Buildings              $ 173,375
                    Machinery & Equipment    267,255
                    Vehicles                 204,125
                    Office Equipment          14,313
                                             659,068
                    Accum. Depreciation     (270,501)

                    Net                    $ 388,567

Note 4 Bonds

All the oil and gas bonds required for well operators by the Tennessee Oil and Gas Board are in the name of Deloy Miller. Consequently, Deloy is listed by the state as well operator for Miller Petroleum, Inc. wells. Deloy got the bonds before the Company was incorporated.

Note 5 Related Party Transactions

The Company has a notes receivable from Deloy Miller (a majority stockholder) for $318,460 at December 31, 1995. The Company also owed Miller Petroleum, Inc. (a related company) a total of $301,141 in operating loans at December 31, 1995 to be repaid on a long-term basis at 9% interest with maturity in two years.

Note 6 Long-Term Debt

Long-term debt consists of the following:

Note payable at 8% interest, due in monthly
installments of $1272.50, secured by video
logging equipment                                              $ 8,756

Note payable at 10% interest, due in monthly
installments of $292, secured by a waste oil
furnace                                                          2,875

Note payable at 9.25% interest, due in monthly
installments of $386, secured by a 1985
Chevrolet Pickup                                                18,500

Line of credit note payable at 9%, due
currently, secured by pledged receivables                       40,469

Line of credit note payable at 10.5%, due
currently, secured by equipment and
inventory                                                      112,326

Notes payable at 10% interest, secured by
working interest in six natural wells                          100,818

Notes payable at 10% interest, payable in
monthly installments of $146, secured by
Dell computer                                                    2,866

Notes payable at 9% interest, unsecured,
no scheduled payment                                           301,141

Line of credit note payable at 11.30%,
due currently, secured by real estate                           47,692

Note payable to Lawrence LaRue                                  10,824

Debt payable for prepaid drilling                               90,000

Total Long-Term Debt                                         $ 736,267
Less: Current Portion                                         (720,553)

Long-Term Debt, excluding
Current Portion                                               $ 15,714

Note 7 General and Administrative Expenses

Details of general and administrative expenses are as follows:

                                    For the Year         For the Year
                                 Ended December 31,   Ended December 31,
                                       1995                 1994
 Direct Labor                       $ 280,478            $ 338,501
 Sub-Contract                          11,988                    0
 Fuel and Oil                          44,993               79,303
 Parts and Repairs                     92,980              136,730
 Sub-Contract Services                 65,416               53,140
 Travel                                33,772               64,277
 Trucking and Dozer                    19,974               66,621
 Well Operating Costs                   8,569                4,027
 Purchases-Resales                    315,184               98,592
 Equipment Rentals                     14,220               20,481
 Office Expense                         7,552                9,881
 Insurance                             59,031               55,542
 Legal                                 47,501               25,329
 Telephone                             19,918               25,642
 Office Rent                            9,706                8,937
 Tax & License                         21,567               16,065
 Payroll Taxes                         28,156               32,195
 Utilities                             12,503                6,523
 Professional                           5,500                    0
 Miscellaneous                         16,152                9,459
 Donations                                160                    0

 Total General and Administrative $ 1,115,320          $ 1,051,245

Note 8 Subsequent Events

Miller Services, Inc. was merged into Miller Petroleum, Inc. effective May 1, 1996.

                        Triple Chip Systems, Inc.
             Formerly Known as Single Ship international, Inc.
                         Pro Forma Balance Sheet
                            October 31, 1996
                              (Unaudited)


                     Miller Petroleum,     Triple Chip         Combined
                     Inc                  Systems


ASSETS

Cash Assets

   Cash             $    10,575.00        $                    $   10,575.00

Accounts Receivable     178,001.00                                178,001.00

Inventory               232,752.00                                232,752.00

Total Current Assets    421,328.00                                421,328.00

Property and Equipment

  Property and
  equipment             873,646.00                                873,646.00

  Less: Accumulated
  deprec.              (430,575.00)                              (430,575.00)

Properties being
  amortized             394,751.00                                394,751.00

  Less: Accumulated
  amortization         (180,616.00)                              (180,616.00)

Total Property and
Equipment               657,206.00                                657,206.00

Other Assets

  Bonds                  40,500.00                                 40,500.00

  Land                   11,500.00                                 11,500.00

  Investments            25,507.00                                  25,507.00

  Note receivable
                        305,622.00                                305,622.00

Total Other Assets      383,129.00                                383,129.00

TOTAL ASSETS         $1,461,663.00      $                      $1,461,663.00

LIABILITIES AND
STOCKHOLDERS' EQUITY

Current Liabilities

  Accounts payable   $  175,751.00      $                      $  175,751.00

  Accrued expenses        9,478.00                                  9,478.00

Loans from stockholders       0.00             3,876.00             3,876.00

Current portion of long-
term debt               349,982.00                                349,982.00

Total Current
Liabilities             535,211.00             3,876.00
                                                                  539,087.00

Long-Term Debt

  Long-term debt        365,458.00                                365,458.00

  Current portion      (349,984.00)
                                                                 (349,984.00)

Total Long-Term Debt     15,474.00                 0.00            15,474.00

Stockholders' Equity

  Common stock -
  50,000,000 shares
  authorized,           297,044.00                42.00               570.00
  $0.0001 par,
  5,700,000 shares
  issued and
  outstanding

  Additional paid
  in capital            195,300.00           249,215.00           741,031.00

  Retained earnings
  (Accumulated
  deficit)              418,634.00          (253,133.00)          165,501.00

Total Stockholders'
 Equity                 910,978.00            (3,876.00)          907,102.00

TOTAL LIABILITIES    $1,461,663.00        $        0.00        $1,461,663.00
STOCKHOLDERS' EQUITY


                         Triple Chip Systems, Inc.
      Formerly Known as Single Chip Systems International, Inc.
                 Notes to Pro Forma Balance Sheet
                         October 31, 1996


Note 1         Plan of Reorganization

     On December 20, 1996, Triple Chip Systems, Inc. ("Company"), a Delaware corporation entered into an Agreement and Plan of Reorganization ("Plan") with Miller Petroleum, Inc., a Tennessee corporation, wherein the Company acquired all of the issued and outstanding stock of Miller Petroleum, Inc. in exchange for 5,000,000 shares of the Company's unregistered and restricted common stock. In addition to the shares issued to Miller Petroleum, Inc., the Company also issued 282,535 shares to certain consultants of the Company, one of whom is an officer and director of the Company, as additional consideration for services rendered. The combination of these companies has been accounted for as a purchase.

Note 2         Stockholders' Equity

     The par value of the Company's common stock is $.0001. At the time of closing, the Company had 5,700,000 shares issued and outstanding, resulting in a common stock account of $570. The adjustment to reflect the correct common stock amount was effected through the additional paid in capital account.

Note 3         Subsequent Event

     In conjunction with the Plan, the Company adopted a Written Compensation Agreement pursuant to which an aggregate total of 300,000 shares of its common stock will be issued in consideration for non-capital raising services rendered in connection with the Plan, subject to being registered with the Securities and Exchange Commission ("SEC") pursuant to an S-8 Registration Statement filed with the SEC.